EXHIBIT 10.6

                               SECURITY AGREEMENT

      AGREEMENT dated August 21, 1997 by and between Ovation Products Corporation, a New Hampshire corporation with principal offices at 6 Southgate Drive, Nashua, New Hampshire 03062 (the "Debtor"), and WMS Enterprises, Inc., a Massachusetts corporation with principal offices at 100 Everett Avenue, Suite 10, Chelsea, Massachusetts ("Secured Party").

      WHEREAS, pursuant to a certain Debenture Purchase Agreement of even date (the "Purchase Agreement"), Secured Parry has advanced funds to the debtor in connection with the purchase of a certain Debenture Issued by Secured Party; and

      WHEREAS, Debtor has executed and delivered to Secured Party a debenture of even date in the principal amount of Forty Thousand and no/100 Dollars ($40,000) and will be executing and delivering one or more additional Debentures (all of which are to be secured hereby and are collectively referred to herein as, the "Debenture"); and

      WHEREAS, Secured Party and Debtor have entered into a certain license agreement of even date (the "License"); and

      WHEREAS, as security for its obligations under the Purchase Agreement, the Debenture and the License, Debtor has agreed to pledge certain of its assets to Secured Party.

      NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

      1. Definitions. As used herein, the following words shall have the following meanings:

            (a) Account(s): Any and all rights of Debtor to payment for goods sold or leased or for services rendered resulting from or in connection with the Project or any proceeds of the Debenture; all accounts receivable of Debtor arising from activities resulting from or in connection with the Project or any proceeds of the Debenture; all obligations owing to Debtor and evidenced by an instrument or chattel paper related to the Project; all rights of Debtor to payment under a contract related to the Project not yet earned by performance and not evidenced by an instrument or chattel paper; any and all obligations owing to Debtor of any kind or nature related to, arising from or incidental to the Project including all writings, if any, evidencing the name, including all instruments, drafts, acceptances and chattel paper; and all proceeds of any of the foregoing. There is further included within the term "Accounts" all right, title and interest of Debtor in and to the Inventory which gave rise to any Account, (including the right of stoppage in transit) all guaranties of, and security and liens with respect to any Account, and all accounts, documents and contract rights of Debtor as defined in the Uniform Commercial Code related to the Project or the proceeds of the Debenture. The term "Accounts" shall also include any of the foregoing types of property related to the Project.

            (b) Account Debtor: Any person, firm, corporation or other entity who is obligated to the Debtor on an Account.

            (c) Collateral: All present and future right, title and interest of Debtor in all Accounts, Inventory, Equipment and Leasehold Improvements, General Intangibles and all of Debtor's other real and personal property of every kind and nature located in or on, or used, or intended to be used in connection with, related to or incidental to the Project, or purchased with the proceeds of the Debenture, whether now existing or hereafter arising or acquired, and wherever located, and all proceeds and products thereof, including without limitation all proceeds of fire, credit and other insurance.

            (d) Equipment and Leasehold Improvements: All of Debtor's machinery, equipment, furniture, fixtures, trade fixtures, rolling stock and leasehold improvements located in or on, or used, or intended to be used in connection with, rotated to or incidental to the Project or acquired with any proceeds of the Debenture, and intending to include all tangible personal property utilized in the conduct of Debtor's business and which is located in or on, or used, or intended to be used in connection with, related to or incidental to the Project or purchased with the proceeds of the Debenture (but excluding any property hereinbefore defined as "Inventory") and all additions, accessions, substitutions, components and replacements thereto, therefor and thereof and all proceeds thereof. There is further included within the term "Equipment", any of the foregoing types of property located in or on, or used, or intended to be used in connection with, related to or incidental to the Property in which the Debtor has any interest. (The reservation by Secured Party of its right to proceeds shall not be construed as a consent by Secured Party to the sale or other disposition of Equipment or of any Interest therein.)

            (e) General Intangibles: All of Debtor's general intangibles as defined in the Uniform Commercial Code and all proceeds thereof, including without limitation, any and all rights of Debtor to any refund of any tax assessed against Debtor or paid by Debtor, and all contracts, licenses, permits, interests, agreements, warranties and approvals, including specifically, but not by way of limitation, all Debtors right, title and interest in and to the Project and all intellectual property rights associated therewith.

            (f) Inventory: All of the Debtor's inventory, goods, merchandise, raw materials, work-in-process, finished inventory and other tangible personal property held by Debtor for sale or lease, furnished or to be furnished under contracts of service, or used or consumed in Debtor's business, goods in transit, any and all returned or repossessed inventory or merchandise related to, arising from, situated at, used or intended to be used for, or incidental to the Project and all documents of title (whether negotiable or non-negotiable) representing any of the foregoing, and all proceeds thereof. There is further included within the term "Inventory" any of the foregoing types of property related to, arising from, used or intended to be used for or incidental to the Project in which the Debtor has any interest.

            (g) Obligations: All debts, liabilities and obligations of Debtor to Secured Party, of every kind, nature and description (whether or not evidenced by a note or other instrument or agreement, and whether or not for the payment of money), direct or indirect, primary or secondary, absolute or contingent, liquidated or unliquidated, secured or unsecured, joint, several or joint and several, due or to become due, now existing or hereafter arising, including, without limitation, all debts, liabilities and obligations of Debtor under (a) the Debenture; (b) all other instruments, documents and agreements securing the Debenture or given in connection therewith, including without limitation, the Purchase Agreement; (c) the License; (d) this Security Agreement (collectively, the "Other Instruments"); and (e) under all rewrites, renewals, extensions, supplements, amendments, replacements and substitutions of, for and to the Debenture and the Other Instruments (herein collectively called "Financing Agreements").

            (h) Project: The Debtor's rights, efforts, ideas, prototypes, models, and concepts relating to a countertop and undercounter distiller to be used for purifying drinking water.

      2. Pledge. Debtor hereby pledges, assigns, transfers and grants to Secured Party a security interest in all of the Collateral, which security interest is to secure the prompt and full payment and performance of all of the Obligations. If and to the extent not included in the preceding sentence, the Debtor further grants, transfers and assigns, and covenants and promises that at the time of any future application it will grant, transfer and assign to Secured Party a first priority security Interest in and to any patent issued in connection with or related to the Product by the United States Patent and Trademark Office, or any foreign Patent Office, and any dominant patent issued to it or any of its affiliates, to further secure the full and prompt payment and performance of all of the Obligations.

      3. Representations and Warranties of Debtor. Debtor hereby warrants, represents, covenants and agrees that:

            (a) The execution, delivery and performance of this Agreement are within Debtor's corporate powers, have been duly authorized, are not in contravention of law or the terms of Debtor's charter, bylaws, or other incorporation papers, or of any indenture, agreement or undertaking to which Debtor is a party or by which it is bound.

            (b) Except for the security interests granted hereby and the Prior Lien, Debtor is, and as to Collateral to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance or the like, and has full authority to use the same as Collateral; and Debtor agrees that it will defend the Collateral and proceeds thereof against the claims and demands of any person at any time claiming the same or any interest therein.

            (c) Debtor will keep the Collateral in good condition and will not waste or destroy any of the same. Debtor will not use or permit any person to use the Collateral in a manner prohibited by law, in violation of any insurance policy, or in any manner inconsistent with the Secured Party's security interest.

            (d) Debtor will immediately notify Secured Party of any loss or damage to the Collateral and will, at the option of Secured Party, pay to Secured Party directly upon receipt the proceeds of any insurance received as a result of such loss or damage (any such payment, however, not to affect Secured Party's security interest in such Collateral as long as any Obligations remain outstanding), provided that in the event such proceeds exceed the amount of the Obligations then outstanding, Debtor shall be entitled to retain such excess.

            (e) Debtor will pay promptly when due all taxes and assessments upon the Collateral, upon the proceeds thereof, upon this Agreement, upon any note or notes evidencing Obligations, or otherwise due by Debtor. Debtor will deliver to Secured Party, on demand, certificates satisfactory to Secured Party evidencing the payment of such taxes and assessments.

            (f) Debtor will not sell, offer for sale, transfer, or dispose of the Collateral or any interest in the Collateral other than in the ordinary course of business without the prior written consent of the Secured Party.

            (g) Debtor has places of business only at, and all Collateral presently owned or hereafter acquired by Debtor, and all records relating thereto, will be kept only at its address first stated above. Whether or not any change in location violates the terms hereof, Debtor shall notify Secured Party not less than thirty (30) days before any change is intended to be made in the foregoing address(es).

            (h) Debtor shall at all reasonable times and from time to time allow Secured Party, by or through any of its officers, agents, attorneys or accountants, to examine or inspect the Collateral wherever located. Debtor shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may require, to vest more completely in and assure to Secured Party its rights hereunder and in or to the Collateral.

            (i) All information furnished to Secured Party concerning any of the Collateral or otherwise is or will be at the time the same is furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Secured Party a true and accurate knowledge of the subject matter. Without limiting the generality of the foregoing, Debtor will deliver to Secured Party promptly at Secured Party's request at any time and from time to time, such schedules of Inventory, Accounts, Equipment, General Intangibles and/or Leasehold Improvements as Secured Party may in its sole discretion deem to be desirable to obtain information on the Collateral.

            (j) Debtor shall have and maintain insurance at all times with respect to all Inventory and Equipment against "all risks" as Secured Party may require, in such form, for such periods and written by such companies as may be satisfactory to Secured Party, such insurance to be payable to and adjustable with Secured Party and Debtor as their interest may appear. All policies of insurance shall provide for not less than ten (10) days' written minimum cancellation or amendment notice to Secured Party and at request of Secured Party shall be delivered to and held by it. Secured Party is hereby appointed as attorney irrevocable for Debtor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts. Secured Party may apply any proceeds of such insurance against any of the Obligations, whether or not the same have matured, in such manner and order of application as Secured Party may determine. In the event of failure to provide insurance as herein provided, Secured Party may at Secured Party's option, (but shall not be obligated to) provide such insurance and Debtor shall pay to Secured Party, on demand, the cost thereof, and such obligation, shall constitute Obligations hereunder.

            (k) Each Account will represent an undisputed bona fide indebtedness, in the face amount thereof, of an Account Debtor to Debtor. Except as provided for in the Purchase Agreement or the License Agreement, there will be no defenses, setoffs, contra-claims, or counter-claims of any nature whatsoever to or against any Account. No agreement under which any deduction or discount may be claimed will be made with any Account Debtor except as shown on the original statement or invoice furnished Secured Party with reference thereto.

            (l) Secured Party shall not be deemed to have assumed any liability or responsibility to Debtor or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed by Secured Party to Debtor (which shall automatically be deemed to be without recourse to Secured Party in any event), or for the existence, character, quantity, quality, condition, value or delivery of any goods purported to be represented by any such documents; and Secured Party, by accepting such security interest in the Collateral, or by releasing any Collateral to Debtor, shall not be deemed to have assumed any obligation or liability to any supplier or Account Debtor or to any other third party, and Debtor agrees to indemnify and defend Secured Party and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this paragraph.

      4. Statements. Each and every statement of account transmitted by Secured Party to Debtor hereunder in response to Debtor's request therefor, whether in person, or by ordinary mail or otherwise, shall be final, conclusive and binding upon Debtor in all respects as to all loans, fees, interest charges, Collateral, payments, receipts, balances and all other matters reflected therein unless Debtor, within ten days after the delivery or mailing thereof, shall give notice to Secured Party in writing of any objections which Debtor may have to any such statement of account; and in such event, only those items expressly objected to in such written notice shall be considered to be disputed by Debtor and all other items shall be binding as aforesaid.

      5. Rights of Secured Party. At its option, Secured Party may (but shall not be obligated to) discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral; provided however that, Secured Party shall give Debtor ten (10) days' notice of any payment to be made pursuant to this sentence if such delay does not materially affect Debtor's Collateral or Secured Party's rights thereto or interests therein. Debtor agrees to reimburse Secured Party, on demand for any payment made, or any expense incurred by Secured Party pursuant to the foregoing authorization. Debtor hereby grants to Secured Party for a term to commence this date and continuing thereafter until all Obligations are fully paid and performed, the right to the use of the Property. Until the occurrence of an Event of Default as defined herein, Debtor may use the Collateral in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon.

      6. Financing Statements; Perfection of Security Interests.

            (a) At the request of Secured Party, Debtor will join with Secured Party in executing one or more Financing Statements pursuant to the Uniform Commercial Code in form satisfactory to Secured Party and will pay all costs and expenses, including, without limitation, filing and recording fees, mortgage, document or transfer taxes, correspondent's fees, and reasonable attorneys' fees incurred in filing or recording the same and will pay the cost of filing the same in all public offices where filing is deemed by Secured Party to be necessary or desirable. Secured Party is authorized by Debtor to file financing statements, amendments thereto, and continuation statements therefor, with respect to this Security Agreement without the signatures of Debtor whenever such filing is permitted by law and Debtor appoints the Secured Party to sign in its stead, with full power of substitution as the Debtor's attorney-in-fact, any such additional or amended financing statements. The Debtor agrees that a carbon, photographic, or other reproduction of a security agreement or financing statement is sufficient as a financing statement under this Agreement. Debtor further agrees to execute and deliver to the Secured Party any instrument or instruments necessary, proper, or convenient to the Secured Party, as determined by Secured Party, to carry into effect the terms, provisions and conditions of this Agreement.

            (b) If any Collateral is in or shall hereafter come into the possession or control of any of the Debtor's agents or bailees, upon the request of Secured Party, Debtor shall notify such agents or bailees of the security interest granted herein and, upon request, instruct them to hold such Collateral for the account of and subject to the instructions of the Secured Party. If documents are issued or outstanding with respect to any of the Inventory, Debtor will cause the Interest of Secured Party to be properly noted thereon at Debtor's expense.

            (c) Without the written consent of Secured Party, Debtor will not permit any Financing Statement covering any Collateral to be on file in any public office, except for those executed in respect of the Prior Lien.

            (d) All Collateral evidenced by an instrument or chattel paper shall be forthwith upon receipt by Debtor delivered to Secured Party (duly endorsed or assigned to Secured Party).

            (e) If any of the Accounts arise out of contracts with the United States, any state, municipality, or any department, agency or instrumentality thereof, Debtor will immediately notify Secured Party thereof in writing and execute any instruments and take any steps required by Secured Party in order that all monies due and to become due under such contracts shall be assigned to Secured Party and notice thereof given to such governmental entity under the Federal Assignment of Claims Act or other applicable law.

            (f) Debtor agrees to execute and deliver to the Secured Party any instrument or instruments necessary, proper, or convenient to the Secured Party, as determined by Secured Party, to carry into effect the terms, provisions and conditions of this Agreement, and/or to facilitate the collection of Accounts.

      7. Default. Debtor shall be in default of this Agreement, and the Note and all obligations shall, at the option of Secured Party, become immediately due and payable without notice or demand, upon the occurrence of any of the following Events of Default:

            (a) Debtor shall fail after the expiration of any applicable grace period to pay any installment of principal or interest on account of any of the Obligations when such payment is due;

            (b) Debtor shall fail after the expiration of any applicable grace period to observe or perform any covenant or agreement contained in any of the Financing Agreements;

            (c) Debtor shall otherwise be in default under the terms of any of the financing agreements after the expiration of any applicable grace period;

            (d) The occurrence of any uninsured loss, theft, damage or destruction, sale or encumbrance to or of any of the Collateral; or the making of any levy, seizure or attachment thereof or thereon in excess of Ten Thousand Dollars ($10,000), which levy, seizure or attachment is not removed or bonded within twenty (20) days;

            (e) Any warranty, representation or statement made or furnished to Secured Party by or on behalf of Debtor proves to have been false in any material respect when made or furnished;

            (f) Any event which results in the acceleration of the maturity of the indebtedness of Debtor under any indenture, agreement, undertaking or otherwise which shall not have been satisfied or bonded within twenty (20) days;

            (g) Dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of Debtor, assignment for the benefit of creditors by, the recording or existence of any lien for any unpaid taxes against, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Debtor which, if involuntary, shall not have been discharged within sixty (60) days; or

            (h) Default in any obligation, covenant or liability to Secured Party of any Maker of the Note or any guarantor for surety for Debtor.

      8. Rights Upon Default. Upon the occurrence of any Event of Default described in Section 7, and at any time thereafter, Secured Party shall have the rights and remedies of a secured party under the Uniform Commercial Code in addition to the rights and remedies set forth below, provided herein or in any other instrument or paper executed by Debtor. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party. Expenses of retaking, holding, selling and the like shall include reasonable attorney's fees and expenses. Secured Party's rights shall include, but not be limited to, the right, at its option, to:

            (a) enter with or without legal process, and if without legal process, without being deemed guilty of any manner of trespass, any premises where the Collateral may be found, to take possession of the Collateral and to maintain such possession where the Collateral is located or to remove the Collateral or any part thereof to such other places as Secured Party may desire, Debtor agreeing not to resist or interfere with any such action by Secured Party;

            (b) take control of any and all proceeds to which it is entitled under the UCC, and the Debtor agrees to cooperate fully in executing any commercially reasonable direction made in the exercise of this right;

            (c) dispose of the Collateral by public or private proceeding and by way of one or more contracts from the Debtor's premises or any other commercially reasonable location. Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed by certified mail, postage prepaid, to the address of Debtor described in Section 3(g) of this Agreement at least ten (10) days before the time of the sale or disposition. Such sale or other disposition of the Collateral may be made as a unit or in parcels and at any time and place and on any terms provided only that the disposition effected is commercially reasonable. Any actions so taken shall be considered commercially reasonable if made in the good faith exercise of the Secured Party's best business judgment in the matter. No purchaser at any sale (public or private) shall be responsible for the application of the proceeds of sale. Before applying to the Obligations any proceeds of sale of Collateral, Secured Party is hereby authorized to apply said proceeds to all costs and expenses of collecting, holding, storing, insuring, manufacturing, processing, advertising, appraising, completing, delivering, selling, installing, and discharging liens or security interests on the Collateral. Expenses of retaking, holding, selling and the like shall include reasonable attorney's fees and expenses.

      9. Accounts. In furtherance of, and not in limitation of, the rights of the Secured Party set forth in Section 8 hereof, at any time and from time to time after an Event of Default has occurred hereunder:

            (a) Commencing immediately upon Secured Party's oral or written request, Debtor hereby specifically covenants and agrees to turn over, by mailing or otherwise delivering to the offices of Secured Party, on the day of Debtor's receipt thereof, and in the exact form received by Debtor, all cash, checks, drafts, notes and other evidences of payment received by Debtor in full or part payment of said Accounts, with full power in Secured Party to endorse and deposit such checks and other remittances in its own banking depositories, whether said checks or other remittances are made payable to the order of Secured Party or Debtor. Debtor shall and hereby agrees to submit to Secured Party with all remittances a report in such form as Secured Party from time to time may require.

            (b) Secured Party may notify Account Debtors of Debtor in writing that the Accounts have been assigned to Secured Party and that the Obligations of the Account Debtors to Debtor shall be paid directly to Secured Party. Secured Party shall simultaneously notify Debtor in writing of such notice to Account Debtors. Upon request of Secured Party, at any time after an event of default has occurred hereunder, Debtor shall so notify Account Debtors and shall indicate on all billings to Account Debtors that all monies due or owing thereon are payable directly to Secured Party. Secured Party shall further have the right at any time, and from time to time after an event of default has occurred hereunder directly or through its agents, (i) to collect any or all of the Accounts, and in its own or Debtor's name, to sell, transfer, set over, release, compromise, adjust, discharge or extend the time for payment or performance of the whole or any part of the Accounts or grant any discounts, allowances or credits thereon or bring any suit to enforce payments thereof; (ii) to arrange for verification of any of the Accounts, under reasonable procedures, directly with Account Debtors, or by other methods; and (iii) to do all acts and things necessary or incidental to the effectuation of the purposes set forth in (i) and
(ii) next preceding, including the right of suit; Debtor hereby ratifying and approving all that Secured Party may do by virtue hereof. Granting extensions to Account Debtors or to Debtor, suffering any delay, or permitting any breach by Debtor or Account Debtors in connection with any transactions between the parties hereto, shall in no way be construed as a waiver of or license to commit any subsequent breach, nor as a waiver of any further or other delays or of any of the rights of Secured Party against Debtor or Account Debtors, and Debtor's liability shall in no way be restricted, diminished or abated by virtue of any extensions or privileges so granted.

            (c) The remedies, rights and powers granted to Secured Party in paragraphs (a) and (b) of this Section 9 are solely to protect the interest of Secured Party and shall not impose any duty upon Secured Party to exercise any such remedy, right or power. If Secured Party shall exercise any such remedy, right or power, Secured Party shall not be accountable for more than it actually receives as a result of the exercise of such remedy, right or power, but, in any event, Secured Party shall not be accountable except for gross negligence or willful misconduct. Neither Secured Party nor any of its officers, agents or attorneys will otherwise be liable for any acts or omissions nor for any error of judgment or mistake of fact or law.

            (d) Whether or not notice of assignment has been given, Debtor will not, without the express written consent of Secured Party, release, compromise or adjust any Account, or any guaranty, security or lien therefor, or grant any discounts, allowances or credits thereon, or bring any suit to enforce payment thereof.

      10. Deposits. Any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or proceeds thereof hereunder) owned by Debtor or in which Debtor has an interest, which now or hereafter are at any time in possession or control of Secured Party or in transit by mail or carrier to or from Secured Party or in the possession of any third party acting in Secured Party's behalf, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party has conditionally released the same, shall constitute additional security for Obligations and may be applied at any time to Obligations which are then owing and due.

      11. Expenses. Debtor shall pay to Secured Party on demand any and all expenses, including but not limited to, all reasonable attorneys' fees and expenses (whether or not any legal action or proceeding is commenced), and all other expenses of like or unlike nature which reasonably may be expended or incurred by Secured Party to enforce any Obligations, either as against Debtor, or in the prosecution or defense of any action, or concerning any matter, growing out of or connected with the subject matter of this Agreement, the Obligations or the Collateral or any of Secured Party's rights or interests therein or thereto, including without limiting the generality of the foregoing, any counsel fees or expenses incurred in any bankruptcy or insolvency proceedings.

      12. Waiver.

            (a) Except as otherwise provided herein, to the full extent permitted by law, Debtor hereby waives presentment, demand, notice of default, notice of dishonor, protest and all other forms of demand and notice with respect to the Obligations and Collateral and all suretyship defenses. Debtor assents, with respect both to the Obligations and Collateral, to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Secured Party may deem advisable, at its sole discretion. Secured Party shall have no duty as to the preservation of rights against prior parties.

            (b) Secured Party shall not be deemed to have waived any of Secured Party's rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All Secured Party's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised separately or concurrently. Debtor agrees that Secured Party is not and shall not be obligated to exercise any particular right or remedy prior to the exercise of any other right or remedy.

      13. Notices. All notices and written communications required or permitted to be given under this Security Agreement will be deemed to have been properly given, and effective three (3) business days following deposit in the mails, if the same is deposited with the United States Postal Service, postage prepaid, certified return receipt requested, addressed to the appropriate party at its address first listed above, or such subsequent address as a party may, by written notice given pursuant hereto, have designated. Demands or notices addressed to Debtor's address at which Secured Party customarily communicates with Debtor shall also be effective.

      14. Assignment. If at any time or times, by assignment or otherwise, Secured Party transfers the Obligations and Collateral or other security therefor, such transfer shall carry with it Secured Party's powers and rights under this Agreement with respect to the Obligations and Collateral or other security transferred and the transferee shall become vested with said powers and rights, whether or not they are specifically referred to in the transfer. If and to the extent that Secured Party retains any portion of the Collateral or other security, Secured Party will continue to have the rights and powers herein set forth with respect thereto.

      15. Binding Effect. All provisions herein shall inure to, and become binding upon, the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties.

      16. Amendment; Governing Law. Neither Debtor nor Secured Party shall be bound by any undertaking not expressed in writing. This Agreement, all amendments thereto, all supplements thereof, and all acts, transactions, agreements, certificates, assignments and transfers thereunder, and all rights of the parties thereto, shall be governed as to their validity, enforcement, construction and effect, and in all other respects, by the law of the state of New Hampshire, save perfection of the security interest as required by Section 9-103 of the Uniform Commercial Code. EACH OF THE PARTIES HERETO DOES HEREBY WAIVE TRIAL BY JURY AND THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING, OF ANY KIND OR NATURE, IN ANY COURT, WHETHER ARISING OUT OF, UNDER OR BY REASON OF THIS AGREEMENT OR ANY TRANSACTION HEREUNDER, OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATEVER BETWEEN THEM, OF ANY KIND OR NATURE. This Agreement shall become effective upon its execution by the Debtor.

      17. Miscellaneous. It is understood and agreed by the parties hereto that if any of the provisions of this Agreement shall contravene, or be invalid under, the laws of the particular state, country or jurisdiction where used, such contravention or invalidity shall not invalidate the whole agreement, but it shall be construed as if not containing the particular provision or provisions held to be invalid in the said particular state, country or jurisdiction, and the rights and obligations of the parties shall be construed and enforced accordingly.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, all as of the date first above written.


                                        W.M.S. ENTERPRISES INC.

                                        SECURED PARTY:

                                        By: /s/ William S. Sherman
                                            ------------------------------------
                                            William S. Sherman, President


                                        OVATIONS PRODUCTS CORPORATION

                                        DEBTOR:

                                        By: /s/ William Zebuhr
                                            ------------------------------------
                                            William Zebuhr, CEO